UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2004

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Second Street, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

(415) 348-7000

Registrant’s telephone number, including area code

Item 12 – Results of Operations and Financial Conditions

On February 5, 2004, LookSmart issued a press release announcing its financial results for the fourth quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LookSmart, Ltd. (Registrant)

February 5, 2004	/s/ William Lonergan

Date	William Lonergan, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated February 5, 2004.